Exhibit 10.4

CONSTRUCTION COMPLETION GUARANTY

THIS CONSTRUCTION COMPLETION GUARANTY (“Guaranty”) is made as of December 22, 2021, by AULT ALLIANCE, INC., a Delaware corporation, and JOSHUA CASPI, an individual resident of the State of Connecticut (collectively and individually, “Guarantor”), for the benefit of ___________, LLC, a Delaware limited liability company (“Lender”), having an address at One Alliance Center, 3500 Lenox Road NE, Suite 625, Atlanta, Georgia 30326.

RECITALS:

WHEREAS, _____________, LLC, a Delaware limited liability company (“Borrower”), owns certain real property together with a hotel located thereon, commonly known as “______________” located at ____________ (the “Property”).

WHEREAS, Lender is the current holder of a mortgage loan in the original principal amount of ____ AND NO/100 DOLLARS ($___________) (the “Loan”), which is evidenced by that certain Real Estate Note dated of even date hereunder (the “Note”), in the principal amount of $___________, executed by Borrower in favor of Lender, and that certain Construction Loan Agreement dated as of the date hereof (the “Loan Agreement”), by and among Borrower and Lender.

WHEREAS, the repayment of the Loan is secured by, among other things, that certain Construction Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of the date hereof (as amended, modified, restated, assigned or in effect from time to time, the “Security Instrument”), executed by Borrower for the benefit of Lender. The Note, the Loan Agreement, the Security Instrument and the other documents evidencing and securing the Loan (other than any so-called “term sheet”) are collectively referred to in this Guaranty as the “Loan Documents”.

WHEREAS, as a condition of Lender making the Loan, Lender requires that Guarantor execute and deliver to Lender, simultaneously with the execution of the Loan Documents, this Guaranty with respect to the payment and performance of the Work (as defined below) to be performed as more particularly set forth in the Loan Agreement.

ARTICLE I GUARANTY

1.1.       Guaranty. As a material inducement to Lender to enter into the Loan, Guarantor hereby absolutely, irrevocably and unconditionally guarantees, jointly and severally, to Lender, its successors and assigns, the following (the “Guaranteed Obligations”):

(a)       the completion of the improvements and construction work (“Work” contemplated by the Plans (defined in the Loan Agreement) in accordance with the Plans, free from any liens or claims of any persons or entities performing labor thereon or furnishing materials therefor (subject to Borrower’s right to challenge any such liens or claims in accordance with Section 5.10 of the Loan Agreement);

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(b)       the full payment of all costs of the Work; and

(c)       all out of pocket costs, expenses and fees incurred by Lender following an Event of Default (including but not limited to court costs and reasonable attorneys' fees and Lender's reasonable expenses) relating to the inspection, review and completion of the Work, and arising in connection with, or as a consequence of, the non-payment, non-performance or non-observance of all amounts, indebtedness, obligations and liabilities of Borrower on account of the Work.

1.2.       Guaranty of Payment. This is a guaranty of payment and performance and not a guaranty of collection.

1.3.       Hold Harmless. Guarantor shall and does hereby indemnify and hold Lender harmless from the claims of any contractor, subcontractor, materialman, laborer or employee who is engaged or hereafter may engage in construction work in connection with the Work made in connection with any default by Borrower in the payment of any and all amounts due to any such contractor, subcontractor, materialman, laborer, or employee, except to the extent caused by the gross negligence or willful misconduct of Lender, its agents or contractors.

1.4.       Right to Proceed Directly Against Guarantor. Upon the occurrence and during the continuance of an Event of Default by Borrower relating to Borrower’s failure to perform the Work, Lender may, at its option, proceed against Guarantor in the first instance, to the extent of the Guaranteed Obligations, without first resorting to any other security held by it as collateral or to any other remedies, at the same or different times, as it may deem advisable; and the liability of Guarantor hereunder shall be in no way affected or impaired by Lender’s acceptance of any security for, or other guarantors upon, any indebtedness, liability or obligation of Borrower to Lender, or by any failure, delay, neglect or omission by Lender to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing same or any collateral or security therefor.

1.5.       Right to Specific Performance. Lender shall have, and may exercise, in addition to all other rights, privileges, or remedies available to it under this Guaranty and by law, the specific rights and remedies to sue for and obtain specific performance by Guarantor of the Guarantor's covenants and agreements set forth herein, all at the reasonable cost and expense of Guarantor.

1.6.       No Waiver. No failure on the part of Lender to pursue any remedy hereunder shall constitute a waiver on its part of the right to pursue said remedy on the basis of the same or a subsequent breach, nor shall such failure give rise to an estoppel against Lender, nor excuse Guarantor from the obligations hereunder. No extension, substitution, modification, amendment or renewal of this Guaranty or any of the Work shall discharge Guarantor from any obligation herein contained in this Guaranty, in whole or in part, except to the extent expressly provided by Lender in writing.

1.7.       Termination. This Guaranty shall automatically terminate without further action by Guarantor or Lender at the time the Work has been completed, Borrower has obtained a final certificate of occupancy for the Property, the Property is open and operating in accordance with the Franchise Agreement (as defined in the Loan Agreement) and the costs for the Work is paid in full.

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ARTICLE II MISCELLANEOUS

2.1       Attorneys' Fees. Guarantor shall pay all reasonable, actual out-of-pocket costs and expenses incurred by Lender in connection with the enforcement of this Guaranty, including, without limitation, reasonable attorneys' fees at all trial and appellate levels and in any bankruptcy proceedings, within ten (10) days following written demand (including the substantiation of such costs and expenses).

2.2       Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. The Guarantor hereby waives the benefits of any provision of law requiring that Lender exhaust any right or remedy, or take any action, against Borrower, or Guarantor, any other person and/or property.

2.3       Notices. All notices given hereunder shall be in writing and shall be either hand delivered, or sent by recognized overnight delivery service (such as Federal Express or UPS) or mailed, by registered U.S. mail, Return Receipt Requested, first class postage prepaid, to the parties at their respective addresses below or at such other address for any party as such:

The address of Guarantor is:

With a copy to:	Katsky Korins LLP
605 Third Ave, 17th Floor
New York, New York 10158
Attn: Ariel Weinstock, Esq.

The address of Lender is:

With a copy to:	Morris Manning & Martin LLP
1600 Atlanta Financial Center
3343 Peachtree Road, NE
Atlanta, Georgia 30326
Attn: Justin S. Barry, Esq.

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2.4       No Third Party Beneficiary. This Guaranty is intended solely for the benefit of Lender and its successors and assigns, and no third party shall have any rights or interest in this Guaranty.

2.5       Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

2.6       No Oral Change. Neither this Guaranty nor any term hereof may be changed, amended, waived, discharged or terminated orally, but the foregoing may be accomplished only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

2.7       Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

2.8       Delay. No delay by Lender in exercising any right or remedy under this Guaranty or otherwise afforded by law shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default under this Guaranty.

2.9       Headings, etc. The headings and captions of various paragraphs of this Guaranty are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

2.10       Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

2.11       Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder. If Guarantor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

2.12       Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

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2.13       Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

2.14       Liquidity and Net Worth. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantors are and will be solvent and have and will have assets sufficient to satisfy the herein Net Worth and Liquid Assets requirements.

(a)       Guarantors shall collectively maintain (i) a Net Worth, determined on an annual basis, of not less than $50,000,000.00 during the term of the Loan, and (ii) Liquid Assets having a market value (determined on a quarterly basis) of not less than $5,000,000.00 at all times.

(b)       For purposes hereof, “Net Worth” shall mean total assets which would be shown as assets on balance sheets of Guarantors on a fair market value basis as of such time, minus total liabilities which would be shown as liabilities on balance sheets of Guarantors. For purposes hereof, “Liquid Assets” shall mean assets in the form of cash, cash equivalents, obligations of (or fully guaranteed as to principal and interest by) the United States or any agency or instrumentality thereof (provided the full faith and credit of the United States supports such obligation or guarantee), certificates of deposit issued by a commercial bank having net assets of not less than $500 million, or securities listed and traded on a recognized stock exchange or traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations.

(c)       In order for Lender to monitor compliance with the covenants contained in this Section, each Guarantor shall provide to Lender (A) unaudited financial statements (in form and substance reasonably acceptable to Lender) within ninety (90) days after the end of each calendar year, prepared in accordance with sound accounting principles reasonably acceptable to Lender, consistently applied, (B) a certificate from such Guarantor setting forth its Net Worth and Liquid Assets based on such financial statements, and (C) such other financial information as Lender may from time to time reasonably request with respect to such Guarantor.

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2.15       Financial Statements and Other Information. Guarantor hereby represents and warrants to Lender that all financial statements of Guarantor heretofore delivered by Guarantor to Lender are true and correct in all material respects as of the close of business on the date thereof, have been prepared in accordance with sound accounting principles reasonably acceptable to Lender, consistently applied, and fairly present the financial condition of Guarantor as of the close of business on the date thereof and the results of operations for the period then ended; that no material adverse change has occurred in the assets, liabilities, financial condition or business of Guarantor as shown or reflected therein since the date thereof; and that Guarantor has no liabilities or known contingent liabilities involving material amounts which are not reflected in such financial statements (which statements may be separately prepared/scheduled) or referred to in the Note thereto other than Guarantor’s obligations under this Guaranty. Guarantor covenants and agrees that it shall, within ninety (90) days after the end of each calendar year, deliver to Lender the personal financial statements of Guarantor dated as of the same date as the balance sheet and financial statements of the Borrower and in form and content reasonably satisfactory to Lender. Guarantor also covenants and agrees to provide Lender with a copy of its income tax filings within thirty (30) days after the filing thereof.

2.16       Other Defined Terms. Any capitalized term utilized herein shall have the meaning as specified in the Loan Agreement, unless such term is otherwise specifically defined herein.

2.17       ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

2.18       GOVERNING LAW. GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS GUARANTY AND THE GUARANTEED OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. THE UNITED STATES ARBITRATION ACT, 9 U.S.C. § 1, ET SEQ., SHALL GOVERN THE INTERPRETATION, ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION REQUIREMENTS SET FORTH IN THIS GUARANTY.

2.19       CONSENT TO JURISDICTION; LIMITATION OF LIABILITY; WAIVERS. THE PARTIES AGREE THAT THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN EXECUTED AND DELIVERED IN FULTON COUNTY, GEORGIA. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS PRESIDING IN AND OVER FULTON COUNTY, GEORGIA, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO OBJECT TO JURISDICTION OR VENUE WITHIN SUCH COURTS, AND (II) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES. GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF

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PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS SET FORTH IN SECTION 2.3 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF GUARANTOR, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF GEORGIA SHALL GOVERN THE RIGHTS AND GUARANTEED OBLIGATIONS OF GUARANTOR AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTOR TO PERSONAL JURISDICTION WITHIN THE STATE OF GEORGIA. GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, LENDER OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS SECTION WITH ITS LEGAL COUNSEL AND THAT GUARANTOR AGREES TO THE FOREGOING AS THEIR FREE, KNOWING AND VOLUNTARY ACT.

2.20       LENDER’S UNILATERAL RIGHT TO ELECT AND COMPEL ARBITRATION.

AT THE SOLE AND EXCLUSIVE OPTION OF LENDER, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OTHER CONTRACT OR AGREEMENT ENTERED INTO BETWEEN THE BORROWER AND LENDER, SHALL BE SETTLED BY BINDING ARBITRATION ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION IN ACCORDANCE WITH ITS COMMERCIAL ARBITRATION RULES THEN IN EFFECT, AND JUDGMENT ON THE ARBITRATION AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

THE LOCATION OF ARBITRATION SHALL BE ATLANTA, GEORGIA.

THE ARBITRATION SHALL BE CONDUCTED IN THE ENGLISH LANGUAGE.

IN THE EVENT THAT ANY AFFIRMATIVE CLAIM ASSERTED IN THE ARBITRATION IS EQUAL TO OR EXCEEDS $1,000,000, EXCLUSIVE OF INTEREST AND ATTORNEYS’ FEES, THE DISPUTE SHALL BE HEARD AND DETERMINED BY THREE (3) ARBITRATORS.

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WITHIN THIRTY (30) DAYS AFTER THE SERVICE OF A WRITTEN REQUEST FOR PRODUCTION OF DOCUMENTS, THE RECEIVING PARTY SHALL PROVIDE THE REQUESTING PARTY WITH COPIES OF REQUESTED DOCUMENTS THAT ARE RELEVANT TO THE CLAIMS, COUNTERCLAIMS, AND DEFENSES ASSERTED IN THE ARBITRATION, AND THAT ARE NOT PRIVILEGED. ANY OBJECTION TO A REQUEST FOR PRODUCTION OF DOCUMENTS THAT CANNOT BE RESOLVED BETWEEN THE PARTIES TO THE ARBITRATION SHALL BE DETERMINED BY THE ARBITRATOR(S), WHICH DETERMINATION SHALL BE CONCLUSIVE. THIS PROCEDURE RELATED TO THE PRODUCTION OF DOCUMENTS SHALL BE THE SOLE FORM OF WRITTEN DISCOVERY PERMITTED IN THE ARBITRATION.

EACH PARTY TO THE ARBITRATION SHALL BE PERMITTED TO TAKE A MAXIMUM OF THREE (3) DEPOSITIONS OF FACT WITNESSES. TO THE EXTENT THAT A PARTY TO THE ARBITRATION DESIRES TO TAKE MORE THAN THREE (3) FACT WITNESS DEPOSITIONS, THE PARTY SHALL REQUEST PERMISSION FROM THE ARBITRATOR(S) TO TAKE THE ADDITIONAL DEPOSITION(S). THE ARBITRATOR(S) SHALL PERMIT ADDITIONAL FACT WITNESS DEPOSITION(S) UPON GOOD CAUSE SHOWN. NO FACT WITNESS DEPOSITION SHALL LAST LONGER THAN FOUR (4) HOURS OF DEPOSITION TIME. ALL OBJECTIONS TO QUESTIONS POSED IN THE DEPOSITION(S) SHALL BE RESERVED FOR THE ARBITRATION HEARING EXCEPT FOR OBJECTIONS BASED UPON PRIVILEGE.

TO THE EXTENT THAT EITHER PARTY TO THE ARBITRATION INTENDS TO RELY UPON THE TESTIMONY OF AN EXPERT WITNESS(ES) DURING THE ARBITRATION HEARING, THE OTHER PARTY SHALL BE ENTITLED TO DEPOSE THE EXPERT WITNESS(ES) FOR A MAXIMUM OF SEVEN (7) HOURS OF DEPOSITION TIME. THE EXPERT WITNESS(ES) SHALL PRODUCE A REPORT OR STATEMENT WHICH SETS OUT THEIR EXPERT OPINION AND THE FACTUAL AND LEGAL BASIS THEREOF AT LEAST FOURTEEN (14) DAYS PRIOR TO THE SCHEDULED DEPOSITION, AND AT LEAST THIRTY (30) DAYS PRIOR THE DATE OF THE ARBITRATION HEARING. ALL OBJECTIONS TO QUESTIONS POSED IN THE DEPOSITION(S) SHALL BE RESERVED FOR THE ARBITRATION HEARING.

THE ARBITRATION AWARD SHALL BE MADE WITHIN ONE HUNDRED TWENTY (120) DAYS AFTER THE APPOINTMENT OF THE ARBITRATOR(S), AND THE ARBITRATOR(S) SHALL AGREE TO COMPLY WITH THIS SCHEDULE BEFORE ACCEPTING APPOINTMENT.

THE PARTIES SHALL BEAR AN EQUAL SHARE OF THE ARBITRATORS’ AND ADMINISTRATIVE FEES.

NOTWITHSTANDING ANY LEGAL AUTHORITY TO THE CONTRARY, “MANIFEST DISREGARD OF THE LAW” ON THE PART OF THE ARBITRATOR(S) IN RENDERING AN AWARD SHALL CONSTITUTE A VALID GROUND FOR VACATUR.

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2.21       Waiver of Right To Trial By Jury. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND TO THE FULLEST EXTENT ALLOWABLE UNDER APPLICABLE LAW WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE SECURITY INSTRUMENT, THE LOAN AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

2.22       Reinstatement in Certain Circumstances. If at any time any payment of the principal of or interest under the Note or any other amount payable by the Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment has been due but not made at such time.

2.23       Liquidated Damages. At Lender’s option, following the occurrence of an Event of Default, Lender shall have the right, as its sole remedy, to require Guarantor to pay to Lender, as liquidated damages, an amount equal to the excess, if any of (i) all costs, including without limitation, interest on the Loan, real estate taxes incurred or to be incurred (as estimated by Lender’s construction consultant) by or on behalf of Lender in connection with the lien-free completion of the construction of the Development Project, in accordance with the Plans and Specifications (as defined in the Loan Agreement) and (ii) the unreleased portion of the Loan as of the date of the maturity or acceleration of the Loan following an Event of Default. Such payment shall be due to Lender no later than fifteen (15) days following Lender’s written demand therefor. If the Lender elects to receive the payment set forth in this Section, such payment shall be retained by Lender as liquidated damages and not as a penalty, the parties agreeing the estimation of such cost of completion would be difficult to compute.

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IN WITNESS WHEREOF, each Guarantor has executed this Guaranty under seal as of the date first hereinabove mentioned.

GUARANTOR:

AULT ALLIANCE, INC., a Delaware corporation

By:	[SEAL]
Name:
Title:

(SEAL)
JOSHUA CASPI, an individual resident of the State of New York

[Signature page to Construction Completion Guaranty]